Other matters	6 Months Ended
Jun. 30, 2015
Other Matters [Abstract]
Other Matters [Text Block]
Note 6     Other matters

Legal fees relating to financing activities, market maker applications with FINRA, blue sky registrations with states and other fund raising expenses were charged to additional paid in capital in the amount $28,565 for the six months ended June 30,2015 and $39,733 during the years ended December 31, 2014.

Our business is affected by some seasonality but this is not a material concern of our Company.  Most reduction in sales due to seasonality take place during the major winter holidays and then picks up again in late spring.  We adjust automatically to this effect by stretching our workloads and other activities into the slow periods and therefore have not been concerned by seasonality.